                                                                   Exhibit 10.1


                                SECOND AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of June 3, 1999 is by and among Astec Industries, Inc., a Tennessee corporation ("Astec"), Astec Financial Services, Inc., a Tennessee corporation ("AFS"; Astec and AFS are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), the financial institutions parties hereto in their capacities as lenders (individually, a "Lender" and collectively, the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                                    RECITALS

         WHEREAS, the Borrowers, the Lenders and the Agent have entered into a certain Second Amended and Restated Credit Agreement dated as of November 24, 1997 and amended by a First Amendment and Waiver dated as of October 30, 1998 (as so amended, the "Credit Agreement"; all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement), pursuant to which the Lenders have provided certain revolving credit, letter of credit and swing line facilities to the Borrowers, which facilities are guaranteed by certain guarantors defined therein;

         WHEREAS, the Borrowers have requested an increase (the "Commitment Increase") in the Aggregate Commitment in the amount of $20,000,000, and the Lenders are willing, on the terms and conditions set forth herein, to grant the Commitment Increase; and

         WHEREAS, the Borrowers, the Lenders and the Agent wish to amend certain other provisions of the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         Section 1. Amendments.

         1.1. Article I of the Credit Agreement is hereby amended as follows:

                  (a) By substituting the dollar amount "$90,000,000" for the dollar amount "$70,000,000" in the definition of the term "Aggregate Commitment" contained therein.

                  (b) By substituting the dollar amount "$70,000,000" for the dollar amount "$50,000,000" in the definition of the term "Aggregate Tranche A Sublimit" contained therein.

                  (c) By substituting the dollar amount "$40,000,000" for the dollar amount "$30,000,000" in the definition of the term "Aggregate Tranche B Sublimit" contained therein.

                  (d) By restating in its entirety the definition of the term "Guarantor" contained therein to read as follows:

                  "`Guarantor' means Heatec, Inc., a Tennessee corporation, Roadtec, Inc., a Tennessee corporation, Trencor, Inc., a Texas corporation (formerly known as Trencor Jetco, Inc.), Telsmith, Inc., a Delaware corporation, Astec Transportation, Inc., a Tennessee corporation, Production Engineered Products, Inc., a Nevada corporation, Astec, Inc., a Tennessee corporation, CEI Enterprises, Inc., a Tennessee corporation, AFS, Astec Investments, Inc., a Tennessee corporation, Kolberg-Pioneer, Inc., a Tennessee corporation, Astec Holdings, Inc., a Tennessee corporation, Johnson Crushers International, Inc., a Tennessee corporation, each other Person that becomes a party to the Guaranty pursuant to the terms hereof and their respective successors and assigns."

                  (e) By inserting the following definition after the definition of the term "Percentage" and before the definition of the term "Permitted Recourse Lease Sales":

                  "`Permitted Acquisition' means an Acquisition of the capital stock or other equity interests in a Person or the assets of a Person engaged in the production of aggregate processing and mining equipment, hot mix asphalt production equipment, thermal heating and storage equipment, mobile road construction equipment, trenching equipment or pavement analyzing equipment, that has been approved or consented to by the board of directors or equivalent governing body of such Person."

         1.2. Section 6.16 of the Credit Agreement is hereby amended by restating in its entirety paragraph (i) thereof to read as follows::

                  "(i) Permitted Acquisitions by Astec or by Wholly-Owned Subsidiaries of Astec formed for the purpose of making such Acquisitions; provided, however, that (i) the aggregate purchase price (including any portion thereof that is deferred) of such Acquisitions, including consideration in the form of cash, cash equivalents and common stock and assumed Indebtedness and Indebtedness paid at the time of the consummation thereof, does not exceed $60,000,000 during any one fiscal year, (ii) the aggregate purchase price (including any portion thereof that is deferred) of such Acquisitions, including consideration in the form of cash and cash equivalents only and assumed Indebtedness and Indebtedness paid at the time of the consummation thereof, does not exceed $25,000,000 during any one fiscal year, (iii) no Unmatured Default or Default has occurred and is continuing or will result therefrom and Astec submits a certificate to the Agent at the time of the consummation of each such Acquisition to such effect and certifying that the Credit Parties are and will be in compliance on a pro forma basis with the financial and other covenants hereunder after giving effect to such Acquisition, (iv) 100% of the outstanding capital stock or other equity interests in any acquired Person must be and, except as permitted by Section 6.13, shall remain directly owned by Astec or by a Wholly-Owned Subsidiary of Astec formed for the purpose of making such Acquisition, and (v) each Subsidiary acquired or formed in connection with each such Acquisition becomes a party to the Guaranty by executing and delivering to the Agent a joinder agreement in form and substance satisfactory to the Agent, and delivers to the Agent such evidence of requisite corporate action and opinions of counsel as the Agent may reasonably request;"

                  1.3. Section 6.13 of the Credit Agreement is hereby amended by restating in its entirety the last sentence thereof to read as follows:

                  "Each of the Subsidiaries of Astec shall at all times be a Wholly-Owned Subsidiary of Astec."

                  1.4. Section 6.22.3 of the Credit Agreement is hereby restated in its entirety to read as follows:

                  "6.22.3. Rentals. The Borrowers will not, nor will they permit any Credit Party to, create, incur or suffer to exist obligations for Rentals in excess of $6,000,000 during any one fiscal year on a non-cumulative basis in the aggregate for the Credit Parties."

                  1.5. Section 6.23 of the Credit Agreement is hereby restated in its entirety to read as follows:


                  "6.23.   Fixed Asset Expenditures. The Borrowers will not, nor
         will they permit any Credit Party to, expend, or be committed to expend, in the acquisition of fixed assets, in excess of eight percent (8%) of Consolidated Net Revenue during any one fiscal year on a non-cumulative basis in the aggregate for the Credit Parties."

                  1.6. Schedule I to the Credit Agreement is hereby restated in its entirety to read in the form of Schedule I hereto.

                  2.       Reference to and Effect on the Credit Agreement.

                  2.1. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  2.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         2.3. Each Guarantor joins in this Amendment solely for the purpose of consenting to the terms hereof, and each Guarantor hereby unconditionally consents to the terms of this Amendment and fully ratifies and affirms the Guaranty, after giving effect to this Amendment, and Astec Holdings, Inc. ("Astec Holdings") and Kolberg-Pioneer, Inc. ("KPI") join in this Amendment, in addition, for the purpose of confirming that the Obligations under the Credit Agreement, as amended by this Amendment, and KPI's guaranty thereof pursuant to the Guaranty constitute "Senior Debt" as defined in the Subordination Agreement dated as of December 2, 1997 (the "Subordination Agreement") between Astec Holdings and the Agent, and fully ratify and affirm the Subordination Agreement, after giving effect to this Amendment.

         3. Representations and Warranties. To induce the Lenders and the Agent to execute this Agreement, the Borrowers represent and warrant to the Lenders and the Agent as follows:

         3.1. The Borrowers have all requisite power and authority to execute, deliver and perform this Amendment.

         3.2. The execution, delivery and performance of this Amendment (i) have been duly authorized by all necessary corporate action of the Borrowers and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation or the articles/certificate of incorporation or other constitutive documents or the by-laws or regulations of the Borrowers, (2) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrowers, or (3) any provisions of any material indenture, agreement or other instrument to which the Borrowers are a party, or by which the Borrowers or any of their properties or assets is or may be bound, or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (ii)(A)(3) above.

         3.3. This Amendment constitutes the legal, valid and binding obligation of Borrowers enforceable in accordance with its terms.

         3.4. The representations and warranties in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the date hereof.

         3.5. The Borrowers are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents and no Default or Unmatured Default has occurred and is continuing.

         4. Conditions. This Amendment shall become effective as of the date (the "Amendment Effective Date") upon which the following conditions shall have been satisfied:

         4.1. The Agent shall have executed a counterpart of this Amendment and received the following, all of which shall be in form and substance satisfactory to the Agent and its counsel:

                  (a) counterparts of this Amendment executed by the Borrowers, the Guarantors and the Lenders;

                  (b) a Tranche A Note and Tranche B Note payable to the order of each Lender duly executed by Astec in the amount of such Lender's Tranche A Commitment and Tranche B Commitment, respectively (after giving effect to the Commitment Increase);

                  (c) a certificate of the Secretary or Assistant Secretary of each Credit Party with respect to attached resolutions of its Board of Directors authorizing the execution and delivery of this Amendment, which certificate shall also be to the effect that the articles or certificate of incorporation and by-laws of such Credit Party delivered to the Agent at the time of the initial Credit Extension continue to be in full force and effect and have not been amended (or if any such Credit Party did not deliver to the Agent copies of its articles or certificate of incorporation and by-laws at such time, copies thereof, certified by its Secretary or Assistant Secretary);

                  (d) a certificate of good standing or existence for each Credit Party, certified by the appropriate governmental officer in such Credit Party's jurisdiction of incorporation;

                  (e) an incumbency certificate, executed by the Secretary or Assistant Secretary of each Guarantor that has not theretofore delivered such a certificate to the Agent, which shall identify by name and title and bear the signature of the officers of such Guarantor authorized to execute this Amendment and the Loan Documents, upon which certificate the Lenders and the Agent shall be entitled to rely until informed of any change in writing by Astec;

                  (f) a written opinion of counsel for each Credit Party, addressed to the Agent and the Lenders; and

                  (g) such other documents as any Lender or its counsel may have reasonably requested.

                  4.2.     Astec shall have paid the following fees:

                  (a) an up-front fee in the amount set forth in the Abbreviated Term Sheet for the Amendment and Increase dated May 5, 1999 (the "Term Sheet"), payable to the Agent, for the ratable benefit of the Lenders based their respective shares of the Commitment Increase,

                  (b) an arrangement fee to Banc One Capital Markets, Inc. in accordance with the Fee Letter dated May 5, 1999 among First Chicago, Banc One Capital Markets, Inc. and Astec,

                  (c) amendment fees to Amsouth Bank and First American National Bank in the respective amounts set forth in the Term Sheet, and

                  (d) all fees, costs and expenses required to be paid by it pursuant to Section 6.3 hereof and for which an invoice has been submitted to it.

                  4.3. The Borrowers shall have paid to the Agent for the account of each Lender in accordance with its Percentage (before giving effect to this Amendment) the Commitment Fee accrued to and including the Amendment Effective Date.

                  4.4. The Borrowers shall have repaid all Tranche A Revolving Loans and Tranche B Revolving Loans and reborrowed Tranche A Revolving Loans and Tranche B Revolving Loans from each of the Lenders in the amounts necessary to cause the aggregate outstanding principal amount of Revolving Loans of each Lender to equal the product of the aggregate outstanding principal amount of Revolving Loans, multiplied by such Lender's Percentage (after giving effect to this Amendment).

                  4.5. The Borrowers shall have paid the Lenders all amounts required to be paid pursuant to Section 3.5 of the Credit Agreement in connection with the repayment of Revolving Loans on the Amendment Effective Date.

                       Promptly following the Amendment Effective Date, the Lenders shall return to Astec the Tranche A Notes and Tranche B Notes delivered by Astec at the time of the initial Credit Extension.

                  5. Reallocation of Percentages. Effective as of the Amendment Effective Date, the Percentage of each Lender shall be the percentage set forth opposite its name on Schedule 1 hereto, and on the Amendment Effective Date, the participations in the Facility Letters of Credit deemed to have been purchased by the Lenders pursuant to Section 2.11.5(a) of the Credit Agreement shall be reallocated so that the Lenders shall be deemed to have purchased participations in the Facility Letters of Credit in the amount of their respective Percentages thereof (after giving effect to this Amendment).

                  6.   Miscellaneous.

                  6.1. This Amendment, including all schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  6.2. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  6.3. In accordance with Section 9.7 of the Credit Agreement, the Borrowers agree, jointly and severally, to promptly pay all reasonable fees, costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

                  6.4. The Borrowers acknowledge and agree that as of the date hereof they have no offsets or claims against the Lenders or the Agent under the Loan Documents or under other agreements between the Borrowers and the Lenders, or any defenses to the Lenders' or the Agent's enforcement of their rights and remedies under the Loan Documents.

                  6.5. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  6.6. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  6.7. This Amendment shall be binding upon each of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign their rights or obligations hereunder without the written consent of the Lenders and the Agent.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Guarantors and the Agent have executed this Amendment as of the date first above written.

ASTEC INDUSTRIES, INC.                    ASTEC FINANCIAL SERVICES, INC.


By:_____________________________          By:______________________________
Print Name:_____________________          Print Name:______________________
Title:__________________________          Title: __________________________

Address:   4101 Jerome Avenue             Address:   6400 Lee Highway, Suite 107
           Chattanooga, Tennessee 37407              Chattanooga, Tennessee 37421
Telecopy:  (423) 867-4127                 Telecopy:  (423) 899-4456
Telephone: (423) 867-4210                 Telephone: (423) 899-5898
Attention: F. McKamy Hall                 Attention: Albert E. Guth

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Guarantors and the Agent have executed this Amendment as of the date first above written.

HEATEC, INC.                                TELSMITH, INC.


By:_______________________________          By:________________________________
Its:______________________________          Its:_______________________________

ROADTEC, INC.                               ASTEC TRANSPORTATION, INC.


By:_______________________________          By:________________________________
Its:______________________________          Its:_______________________________

TRENCOR, INC.                               PRODUCTION ENGINEERED
                                            PRODUCTS, INC.

By:_______________________________          By:________________________________
Its:______________________________          Its:_______________________________

ASTEC, INC.                                 CEI ENTERPRISES, INC.


By:_______________________________          By:________________________________
Its:______________________________          Its:_______________________________

KOLBERG-PIONEER, INC.                       ASTEC HOLDINGS, INC.


By:_______________________________          By:________________________________
Its:______________________________          Its:_______________________________

ASTEC INVESTMENTS, INC.                     JOHNSON CRUSHERS
                                            INTERNATIONAL, INC.


By:                                         By:


Its:                                        Its:

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Guarantors and the Agent have executed this Amendment as of the date first above written.

                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO, INDIVIDUALLY AND AS AGENT


                                       By:____________________________________
                                       Print Name:____________________________
                                       Title:_________________________________


                                       Address:     One First National Plaza
                                                    Chicago, Illinois 60670
                                       Telecopy:    (312) 732-5296
                                       Telephone:   (312) 732-5730
                                       Attention:   David T. McNeela

                  IN WITNESS WHEREOF, the Borrowers, the Lenders, the Guarantors and the Agent have executed this Amendment as of the date first above written.


                                       FIRST AMERICAN NATIONAL BANK


                                       By:_____________________________________
                                       Print Name:_____________________________
                                       Title:__________________________________


                                       Address:   One Union Square, Suite 100
                                                  Chattanooga, Tennessee  37402
                                       Telecopy:  (423) 755-6014
                                       Telephone: (423) 755-6022
                                       Attention: Michael Metcalf

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Guarantors and the Agent have executed this Amendment as of the date first above written.


                                      AMSOUTH BANK


                                      By: __________________________________
                                      Print Name: __________________________
                                      Title: _______________________________


                                      Address:   601 Market Center
                                                 Chattanooga, Tennessee  37402
                                      Telecopy:  (423) 752-1558
                                      Telephone: (423) 752-1623
                                      Attention: Steven Anderson